Federated Quality Bond Fund II
Primary Shares
Service Shares

A Portfolio of Federated Insurance Series

Supplement to Statements of Additional Information dated April 30, 2009

The Fund has received notification from a shareholder-insurance company of its intention to redeem its entire, substantial position in the Fund which represents an overwhelming percentage of the Fund’s assets. The exact timing of this redemption is not yet known, but it is expected to occur within the next several months. Following the redemption, the Fund will be substantially smaller, face increased costs per share and have difficulty implementing its investment strategy and pursuing its objective. Consequently, the Fund is not expected to be viable in the long-term. As a result, and assuming the notification of the substantial redemption described above is not rescinded, the Adviser will ask the Board of Trustees to consider a recommendation by the Adviser to liquidate the Fund on or about October 30, 2009.

June 30, 2009

Federated Securities Corp., Distributor

Cusip 313916884
Cusip 313916785
40816 (6/09)